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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

NEEMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-136027	20-4126700
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

#215-2211 W. 4th Avenue, Vancouver, B.C., CanadaV6K 4S2
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (604)731-7789

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Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d -2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e -4(c))

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Item 4.01.     Changes in Registrant’s Certifying Accountant.

     On August 16, 2007, Neema Inc. (“we” or the “Company”) informed the Company’s independent auditors, Williams & Webster, P.S. (“W&W"), which had audited the Company's financial statements for the last two fiscal years ended April 30, 2006 and 2007, respectively, that it has determined to dismiss W&W as its independent auditors for the Company effective that date.

     On August 16, 2007, our Board of Directors approved the engagement of PMB Helin Donovan, LLP as the independent auditors for the Company.

During our two most recent fiscal years and through August 16, 2007:

(1) the Company did not consult PMB Helin Donovan, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements;

(2) Neither a written report nor oral advice was provided to the Company by PMB Helin Donovan, LLP that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) the Company did not consult PMB Helin Donovan, LLP regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B)of Regulation S-B.

     None of W&W's reports on the Company's financial statements for any of the Company's past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification as to an uncertainty about the Company's ability to continue as a going concern. During the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal of W&W, there were no disagreements with W&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of W&W, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. There were no “reportable events” (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the Company’s two most recent fiscal years.

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

16.1	Letter of change in certifying accountant from
Williams & Webster, P.S.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEEMA INC.

By:   /s/ NIGEL LIANG
        Nigel Liang
        President

Date: August 20, 2007

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of change in certifying accountant from
Williams & Webster, P.S.